                                                                   Exhibit 10.18

IMPCO                                                 Detroit Headquarters
Letterhead                                            35715 Sterling Drive
                                                      Sterling Heights, MI 48312
                                                      Tel:  (810) 819-0800
                                                      Fax:  (810) 979-8910
                                                      www.impcotechnologies.com


                AMENDMENT TO THE LEASE BETWEEN KLEIN INVESTMENTS
                          AND IMPCO TECHNOLOGIES, INC.

Pursuant to Section 12.1 of the lease between Klein Investments and IMPCO Technologies, IMPCO Technologies Inc. assigns this lease to Quantum Technologies, Inc., a wholly-owned subsidiary of IMPCO Technologies, as of October 31, 2000 with the consent of Klein Investments. In return for acceptance of this assignment IMPCO Technologies, Inc. will guaranty performance of all terms and conditions under this lease by Quantum Technologies, Inc. to Klein Investments.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their officers thereunto duly authorized as of the day and year first written above.


IMPCO Technologies, Inc.                     Klein Investments

By: /s/ Don Dominic                          BY: /s/ William A. Klein
    ---------------------------                  --------------------
    Don Dominic, 2-8-2001

TITLE:  VP & Secretary                       TITLE: General Partner
                                                    -----------------


Quantum Technologies, Inc.

BY: /s/ Syed Hussain
    ----------------------


TITLE: President
       -------------------